Exhibit 99.4


                             JOINT FILING AGREEMENT

                          PURSUANT TO RULE 13d-1(k)(1)
                          ----------------------------

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated:  January 5, 2009


                                   THIRD POINT LLC

                                   By:  Daniel S. Loeb, Chief Executive Officer


                                   By: /s/ William Song
                                      ------------------------------------------
                                      Name:   William Song
                                      Title:  Attorney-in-Fact



                                   DANIEL S. LOEB


                                   By: /s/ William Song
                                      ------------------------------------------
                                      Name:   William Song
                                      Title:  Attorney-in-Fact



                                   THIRD POINT OFFSHORE FUND, LTD.

                                   By: Daniel S. Loeb, Director


                                   By: /s/ William Song
                                      ------------------------------------------
                                      Name:   William Song
                                      Title:  Attorney-in-Fact

                                   THIRD POINT OFFSHORE MASTER FUND,
                                   L.P.

                                   By:  Third Point Advisors II L.L.C.,
                                        its general partner
                                   By:  Daniel S. Loeb, Managing Director


                                   By: /s/ William Song
                                      ------------------------------------------
                                      Name:   William Song
                                      Title:  Attorney-in-Fact


                                   THIRD POINT ADVISORS II L.L.C.

                                   By:  Daniel S. Loeb, Managing Director


                                   By: /s/ William Song
                                      ------------------------------------------
                                      Name:   William Song
                                      Title:  Attorney-in-Fact